SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	Commission File Number:
August 7, 2003	0-27441

XM SATELLITE RADIO HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	54-1878819
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification Number)

1500 Eckington Place, N.E.

Washington, D.C. 20002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(202) 380-4000

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On August 7, 2003, XM Satellite Radio Holdings Inc. issued a press release to announce its financial results for the quarter ended June 30, 2003 and to report certain recent developments. The information in the press release under the heading “Satellite Infrastructure Status Update” and the financial results attached to the press release are deemed filed and incorporated by reference to this Item 5.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Press release, dated August 7, 2003, announcing financial results for the quarter ended June 30, 2003 and certain recent developments.

Item 12.    Results of Operations and Financial Condition.

On August 7, 2003, XM Satellite Radio Holdings Inc. issued a press release to announce its financial results for the quarter ended June 30, 2003 and to report certain recent developments. A copy of the press release is being furnished as exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XM SATELLITE RADIO HOLDINGS INC.

Date: August 7, 2003	By:	/s/ JOSEPH M. TITLEBAUM
Joseph M. Titlebaum Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated August 7, 2003, announcing the financial results for the quarter ended June 30, 2003 and certain recent developments.